                                                                   EXHIBIT 10.51

                                FIRST AMENDMENT
                                       TO
                               FACILITY AGREEMENT



          This FIRST AMENDMENT TO FACILITY AGREEMENT, dated as of July 31, 1992, is made among First Healthcare Corporation, a Delaware corporation (the "Seller"), and the limited partnerships listed on the signature pages hereto (collectively, the "Buyers").


                                   RECITALS

          A. The Seller and the Buyers have entered into a Facility Agreement, dated as of April 23, 1992 (the "Agreement," the terms defined therein being used herein as therein defined unless otherwise defined herein).

          B.   The Seller and the Buyers now wish to amend the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the parties agree as follows:

          1.   Deletion of Certain Buyers. Meadowbrook Manor Terrace of Overland
               --------------------------
Park: Limited Partnership and Meadowbrook Manor Apartments of Larned Limited Partnership are hereby deleted as parties to the Agreement, and all references to the Buyers in the Agreement shall be deemed to exclude such limited partnerships.

          2.   Closing and Closing Date. All references in the Agreement to the
               ------------------------
Closing and the Closing Date shall mean and be deemed a reference to August 1,1992, provided that the delivery of documents and the payment of the Purchase Price, the Rent and other payments pursuant to Sections 8.04, 8.05 and 8.06 of the Agreement shall occur on July 31, 1992.

          3.   Deletion of References to Certain Agreements. All references in
               --------------------------------------------
the Agreement to the Pharmacy Partnership Agreement, the Pharmacy Management Agreement, the Rehab Partnership Agreement, the Rehab Management Agreement and the Accounting Services Agreement are hereby deleted.

          4.   Amendment to Definitions. (a) The definition of "Excluded Assets"
               ------------------------
in Section 1.01 of the Agreement is hereby amended by adding at the end thereof a new clause (1) to read as follows:

          "(i) all vehicles."

               (b) The definition of "Transaction Document" in Section 1.01 of the Agreement is hereby amended in full to read as follows:

               "Transaction Document" means any of this Agreement, the Charlevoix Lease, the Bethesda Sublease, the Sedgwick Sublease, the Assignment and Assumption Agreements, the Promissory Notes, the Mortgages, the Subleases, the Management Agreements, the Guaranty, the Receipt and Assumption Agreements, the Deeds and the Bills of Sale.

          5.   New Definition. The following new defined term is hereby added to
               --------------
Section 1.01 of the Agreement, to be placed in the proper alphabetical order:

          "Management Agreements" has the meaning assigned to that term in
          Section 2.15."

          6.   Rent Subsidy Payments.  The Seller shall make the rent subsidy
               ---------------------
payments required by Section 2.11 of the Agreement directly to the General Partner at the address specified in Said Section 2.11.

          7.   Subsidy Reduction: Amendment. (a) Reference is hereby made to
               ----------------------------
Section 2.12 of the Agreement. As a result of an increase in the Missouri Medicaid per diem rate that was effective on July 1, 1992, the Seller and the Buyer hereby agree that the Seller's monthly subsidy payments during the initial twelve month period of the term under the Subleases, commencing on August 1, 1992, until the next rate increase shall be reduced by $98,668.79.

               (b) The second sentence of the fourth paragraph of Section 2.12 of the Agreement is hereby amended by deleting the references to "June 1994" and "June 1993" therein and substituting therefor "March 1994" and "March 1993," respectively.

          8.   Management Agreements. Article II of the Facility Agreement is
               ---------------------
hereby amended by adding thereto a new Section 2. 15, to read as follows:

               "Section 2.15 Management Agreements. Notwithstanding anything to
                             ---------------------
          the contrary set forth in this Agreement or in the Subleases with respect to Crane Health Care Center, Table Rock Health Care Center Table Rock Health Care Center Residential Project, Crestview Healthcare, Hickory Lane Care Center, Sycamore View Healthcare, Des Peres Health Care, Hillside Healthcare, Marceline Healthcare, Joplin House Healthcare, Lakeview Health Care Center and Shady Oaks Health Care Center, the Seller and the respective Buyers that are a party thereto agree to enter into management agreements with respect to such Leased Facilities (collectively, the "Management Agreements"), pending the sublease of such Leased Facilities pursuant to such Subleases. The consummation of the sublease of such Leased Facilities pursuant to such Subleases shall occur as soon as reasonably practicable after receipt by the Seller of all consents required for such sublease. The Seller and the Buyers, as appropriate, agree to use reasonable, diligent efforts to obtain such consents. If any Buyer is in default in the payment of the Operator's Return (as defined in the respective Management Agreements), then the Seller may reduce its monthly subsidy payment pursuant to Section 2.11 by the aggregate amount of such Operator's Return in default In addition, if any Management Agreement is terminated other than as a result of (i) a default caused solely by the Seller under such Management Agreement or (ii) such consummation of the sublease of the Leased Facility to which such Management Agreement pertains, then the Seller's monthly subsidy payment shall be reduced by the percentage set forth in Schedule 2.11 with respect to the Leased Facility to which such Management Agreement pertains. In addition, the Guaranty shall also cover 20% of the Buyers' aggregate obligations at any time outstanding in respect of such Operator's Return."

          9.   Certain Employee Benefit Program. Section 7.07(c) of the
               --------------------------------
Agreement is hereby amended by adding to the end thereof a new sentence, to read as follows:

          "Notwithstanding anything to the contrary set forth in this Section 7.07(c), for any Transferred Employee at Indian Creek Nursing Center and Indian Meadows Nursing Center only, Horizon Healthcare Corporation, as the Operator of such Facilities, shall not be required to offer disability insurance but shall be required to offer all other Employee Benefit Programs."

          10.  Certain Inspection Dates. Section 7.12 of the Agreement is hereby
               ------------------------
amended by replacing the dates "June 1, 1992" and "June 5, 1992," respectively, with respect to environmental matters, with the dates "July 29,1992" and "July 30, 1992," respectively.

          11.  Certain Schedules and Exhibits. Reference is hereby made to
               ------------------------------
Section 7.16 of the Agreement. The Seller and the Buyers hereby agree that
Schedule 1.01A, Part B of Schedule 1.01E, Part C of Schedule 2.12, Schedule 3.08 and Exhibit F shall be attached to the Agreement not later than July 29, 1992.

          12.  Survival. Section 10.01 of the Agreement is hereby amended by
               --------
adding a reference to "Section 2.15" to the first sentence thereof.

          13.  Waiver. (a) The Seller and the Buyers hereby waive the condition
               ------
of Section 9.01(c) of the Agreement to the extent, and only to the extent, that it requires that the Seller and the Buyers shall have received the consents of Health Care Investors I, A.L. Schluter, Boatmen's Trust Company of St. Louis, as trustee, and Mercantile Bank of Joplin, N.A, as trustee.

               (b) The Buyers hereby waive the condition of Section 9.02(c) of the Agreement that the Buyers shall have received the estoppel certificates from the Lessors pursuant to Section 8.04(j) of the Agreement.

               (c) The Seller hereby waives the condition of Section 9.03(c) of the Agreement that the Seller shall have received the Receipt and Assumption Agreements pursuant to Section 8.05(i) of the Agreement.

          14.  No Representation or Warranty.  Notwithstanding anything to the
               -----------------------------
contrary set forth in the Agreement, neither the Seller nor the Buyers make any representations or warranties under the Agreement with respect to the Management Agreements.

          15.  Cost Reports. The Seller hereby agrees to file by October
               ------------
31,1992, final cost reports with respect to each Facility located in the State of Missouri other than any such Facility subject to a Management Agreement.

          16.  Cooperation. Upon the reasonable request of the Buyers, the
               -----------
Seller hereby agrees to provide to the Buyers (i) historical cost information with respect to the Facilities to the extent necessary for reimbursement purposes and (ii) written confirmation to other Persons of the rights of the Buyers set forth in Section 7 of the Management Agreements.

          17.  Senior Debt. The Seller hereby agrees that the debt Secured by
               -----------
any First Lien Mortgage shall not exceed at any time the debt secured by the Mortgage that is junior to such First Lien Mortgage.

          18.  Tax Savings. The Buyers hereby agree to pay on demand their
               -----------
proportionate share (based on tax savings) of any consultant fees that may be billed as a result of a reduction in 1992 assessed value of the Facilities.

          19.  Amendment. Reference is hereby made to Section 12.02 of the
               ---------
Agreement This First Amendment is intended to be an amendment to the Agreement and, except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. Any reference to the Agreement contained in any notice, request, certificate or other document shall be deemed to include this First Amendment.

          21.  Counterparts: Effectiveness. This First Amendment may be execute
               ---------------------------
in any number of counterparts and by different parties to this First Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same amendment Delivery of an executed counterpart of a signature page to this First Amendment via telephone facsimile transmission shall be effective as delivery of a manually executed counterpart of this First Amendment. This First Amendment shall become effective when each of the Seller and the Buyers shall have received a counterpart of this First Amendment executed by the other party to this First Amendment.

          15.  Governing Law. This First Amendment shall be deemed to be a
               -------------
contract made under the laws of the State of Washington, and for all purposes shall be governed by, and construed in all respects (including matters of construction, validity and performance) in accordance with, the laws of the State of Washington, without regard to the conflicts of law rules of such state.

          IN WITNESS WHEREOF, the Seller and the Buyers have caused this First Amendment to be duly executed as of the date first above written.

                                            FIRST HEALTHCARE CARE



                                            By [SIGNATURE ILLEGIBLE]
                                               ---------------------------
                                               Title _____________________


                                            MEADOWBROOK MANOR OF BALDWIN LIMITED
                                            PARTNERSHIP

                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner



                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President



                                            MEADOWBROOK MANOR OF JOPLIN LIMITED
                                            PARTNERSHIP I

                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner


                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President


                                            MEADOWBROOK MANOR OF COUNCIL GROVE
                                            LIMITED PARTNERSHIP

                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner


                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President

                                         MEADOWBROOK MANOR OF HAYSVILLE LIMITED
                                         PARTNERSHIP

                                         By  MEADOWBROOK MANOR OF KANSAS &
                                             MISSOURI, INC.,
                                             General Partner


                                             By [SIGNATURE ILLEGIBLE]
                                                ---------------------------
                                                Title: President


                                         MEADOWBROOK MANOR OF ST. CHARLES
                                         LIMITED PARTNERSHIP

                                         By MEADOWBROOK MANOR OF KANSAS &
                                            MISSOURI, INC.,
                                            General Partner


                                             By [SIGNATURE ILLEGIBLE]
                                                ---------------------------
                                                Title: President


                                         MEADOWBROOK MANOR OF OVERLAND PARK
                                         LIMITED PARTNERSHIP

                                         By MEADOWBROOK MANOR OF KANSAS &
                                            MISSOURI, INC.,
                                            General Partner


                                             By [SIGNATURE ILLEGIBLE]
                                                ---------------------------
                                                Title: President



                                         MEADOWBROOK MANOR OF CHANUTE LIMITED
                                         PARTNERSHIP


                                         By MEADOWBROOK MANOR OF KANSAS &
                                            MISSOURI, INC.,
                                            General Partner



                                             By [SIGNATURE ILLEGIBLE]
                                                ---------------------------
                                                Title: President

                                         MEADOWBROOK MANOR OF SPRINGFIELD
                                         LIMITED PARTNERSHIP


                                         By MEADOWBROOK MANOR OF KANSAS &
                                            MISSOURI, INC.,
                                            General Partner


                                            By [SIGNATURE ILLEGIBLE]
                                               ---------------------------
                                               Title: President


                                         MEADOWBROOK MANOR OF TOPEKA LIMITED
                                         PARTNERSHIP

                                         By MEADOWBROOK MANOR OF KANSAS &
                                            MISSOURI, INC.,
                                            General Partner


                                            By [SIGNATURE ILLEGIBLE]
                                               ---------------------------
                                               Title: President



                                         MEADOWBROOK MANOR OF WICHITA LIMITED
                                         PARTNERSHIP

                                         By MEADOWBROOK MANOR OF KANSAS &
                                            MISSOURI, INC.,
                                            General Partner


                                            By [SIGNATURE ILLEGIBLE]
                                               ---------------------------
                                               Title: President


                                         MEADOWBROOK MANOR OF COLUMBIA LIMITED
                                         PARTNERSHIP

                                         By MEADOWBROOK MANOR OF KANSAS &
                                            MISSOURI, INC.,
                                            General Partner


                                            By [SIGNATURE ILLEGIBLE]
                                               ---------------------------
                                               Title: President

                                           MEADOWBROOK MANOR OF SEDGWICK LIMITED
                                           PARTNERSHIP

                                           By MEADOWBROOK MANOR OF KANSAS &
                                              MISSOURI, INC.,
                                              General Partner


                                              By [SIGNATURE ILLEGIBLE]
                                                 ---------------------------
                                                 Title: President



                                           MEADOWBROOK MANOR COLONIAL TERRACE
                                           OF INDEPENDENCE LIMITED PARTNERSHIP

                                           By MEADOWBROOK MANOR OF KANSAS &
                                              MISSOURI, INC.,
                                              General Partner


                                              By [SIGNATURE ILLEGIBLE]
                                                 ---------------------------
                                                 Title: President



                                           MEADOWBROOK MANOR OF LARNED LIMITED
                                           PARTNERSHIP

                                           By MEADOWBROOK MANOR OF KANSAS &
                                              MISSOURI, INC.,
                                              General Partner


                                              By [SIGNATURE ILLEGIBLE]
                                                 ---------------------------
                                                 Title: President



                                           MEADOWBROOK MANOR OF AVA LIMITED
                                           PARTNERSHIP

                                           By MEADOWBROOK MANOR OF KANSAS &
                                              MISSOURI, INC.,
                                              General Partner


                                              By [SIGNATURE ILLEGIBLE]
                                                 ---------------------------
                                                 Title: President

                                           MEADOWBROOK MANOR OF BUFFALO LIMITED
                                           PARTNERSHIP

                                           By MEADOWBROOK MANOR OF KANSAS &
                                              MISSOURI, INC.,
                                              General Partner



                                              By [SIGNATURE ILLEGIBLE]
                                                 ---------------------------
                                                 Title: President



                                           MEADOWBROOK MANOR OF CLINTON LIMITED
                                           PARTNERSHIP

                                           By MEADOWBROOK MANOR OF KANSAS &
                                              MISSOURI, INC.,
                                              General Partner


                                              By [SIGNATURE ILLEGIBLE]
                                                 ---------------------------
                                                 Title: President



                                           MEADOWBROOK MANOR OF DES PERES
                                           LIMITED PARTNERSHIP

                                           By MEADOWBROOK MANOR OF KANSAS &
                                              MISSOURI, INC.,
                                              General Partner


                                              By [SIGNATURE ILLEGIBLE]
                                                 ---------------------------
                                                 Title: President



                                           MEADOWBROOK MANOR OF JEFFERSON
                                           LIMITED PARTNERSHIP

                                           By MEADOWBROOK MANOR OF KANSAS &
                                              MISSOURI, INC.,
                                              General Partner


                                              By [SIGNATURE ILLEGIBLE]
                                                 ---------------------------
                                                 Title: President

                                            MEADOWBROOK MANOR OF MARCELINE
                                            LIMITED PARTNERSHIP

                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner



                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President


                                            MEADOWBROOK MANOR OF JOPLIN LIMITED
                                            PARTNERSHIP II


                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner



                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President



                                            MEADOWBROOK MANOR OF LAMAR LIMITED
                                            PARTNERSHIP

                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner


                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President



                                            MEADOWBROOK MANOR OF SHADY OAKS
                                            LIMITED PARTNERSHIP


                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner



                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President

                                            MEADOWBROOK MANOR OF CRANE LIMITED
                                            PARTNERSHIP


                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner



                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President



                                            MEADOWBROOK MANOR OF KIMBERLING CITY
                                            LIMITED PARTNERSHIP


                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner


                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President



                                            MEADOWBROOK MANOR RESIDENTIAL OF
                                            KIMBERLING CITY LIMITED PARTNERSHIP


                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner



                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President



                                            MEADOWBROOK MANOR WORNALL OF KANSAS
                                            CITY LIMITED PARTNERSHIP

                                            By MEADOWBROOK MANOR OF KANSAS &
                                               MISSOURI, INC.,
                                               General Partner



                                               By [SIGNATURE ILLEGIBLE]
                                                  ---------------------------
                                                  Title: President

                                              MEADOWBROOK MANOR BLUE HILLS OF
                                              KANSAS CITY LIMITED PARTNERSHIP I


                                              By MEADOWBROOK MANOR OF KANSAS &
                                                 MISSOURI, INC.,
                                                 General Partner


                                                 By [SIGNATURE ILLEGIBLE]
                                                    ---------------------------
                                                    Title: President